NORWEST SELECT FUNDS
                             INTERMEDIATE BOND FUND
                               INCOME EQUITY FUND
                             VALUGROWTHSM STOCK FUND
                            SMALL COMPANY STOCK FUND

                      Supplement Dated January 30, 1998 to
                          Prospectus Dated May 1, 1997

INTERMEDIATE BOND FUND

The first paragraph on Page 6 of the Prospectus is replaced in its entirety by the following:

The fixed-income securities purchased by the Fund have various maturities. The Fund may invest in debt obligations with maturities (or average life in the case of mortgage-backed, asset-backed and similar securities) ranging from short-term (including overnight) to 40 years, and it is anticipated that the Fund's portfolio of securities will have an average dollar-weighted maturity of between 3 and 10 years.